UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2026

Central Index Key Number of the issuing entity: 0002107796

Wells Fargo Commercial Mortgage Trust 2026-5C8

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001968416

Argentic Real Estate Finance 2 LLC

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association
Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.
Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0001931347

Greystone Commercial Mortgage Capital LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-282099-11	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 17, 2026, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) entered into an underwriting agreement, dated as of February 17, 2026 and attached as Exhibit 1.1 hereto (the “Underwriting Agreement”), with Wells Fargo Securities, LLC (“WFS”), J.P. Morgan Securities LLC (“JPMS”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“Siebert Williams” and, together with WFS, JPMS, CGMI, GS&Co., Academy and Drexel in such capacity, the “Underwriters”) and Wells Fargo Bank, National Association (“WFB”), with respect to the sale of the Publicly Offered Certificates (as defined below), that is scheduled to occur on or about March 5, 2026 (the “Closing Date”).

On February 17, 2026, the Registrant also entered into a certificate purchase agreement, dated as of February 17, 2026, with WFS, JPMS, CGMI, GS&Co., Academy, Drexel and Siebert Williams (collectively in such capacity, the “Initial Purchasers”) and WFB, with respect to the sale of the Privately Offered Certificates (as defined below), that is also scheduled to occur on or about the Closing Date. The Privately Offered Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Registrant is expected to cause the issuance of the Wells Fargo Commercial Mortgage Trust 2026-5C8 Commercial Mortgage Pass-Through Certificates, Series 2026-5C8 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of March 1, 2026 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Deutsche Bank National Trust Company, as trustee, Computershare Trust Company, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of twenty-nine (29) commercial and multifamily mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans will be acquired by the Registrant from WFB pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of February 17, 2026, between the Registrant and WFB; certain of the Mortgage Loans will be acquired by the Registrant from Argentic Real Estate Finance 2 LLC (“AREF2”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of February 17, 2026, between the Registrant and AREF2; certain of the Mortgage Loans will be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of February 17, 2026, between the Registrant and JPMCB; certain of the Mortgage Loans will be acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of February 17, 2026, between the Registrant and CREFI; certain of the Mortgage Loans will be acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of February 17, 2026, between the Registrant and GSMC; and certain of the Mortgage Loans will be acquired by the Registrant from Greystone Commercial Mortgage Capital LLC (“GCMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of February 17, 2026, between the Registrant, GCMC and Greystone Select Company II LLC.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates, having an aggregate initial certificate balance of $672,308,000 (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-E, Class D, Class E, Class F-RR, Class G-RR and Class R Certificates, having an aggregate initial certificate balance of $93,855,164 (collectively, the “Privately Offered Certificates”).

The assets of the Issuing Entity will include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
CityCenter (Aria & Vdara)	Exhibit 99.10	Exhibit 99.7
Kirby Industrial	Exhibit 99.11	N/A
Cottage Cove Apartments	Exhibit 99.12	N/A
Haven Leased Fee Portfolio	Exhibit 99.13	N/A
136 Madison	Exhibit 99.14	N/A
Empire Mall	Exhibit 99.15	Exhibit 99.8
Northshore Mall	Exhibit 99.16	Exhibit 99.9

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement and (ii) the sale of the Privately Offered Certificates by the Registrant to the Initial Purchasers pursuant to the Certificate Purchase Agreement.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus (the “Prospectus”) dated February 18, 2026 and filed with the Securities and Exchange Commission on February 19, 2026. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-282099) was originally declared effective on December 2, 2024.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of February 17, 2026, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of March 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Deutsche Bank National Trust Company, as trustee, Computershare Trust Company, N.A., as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 18, 2026.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Wells Fargo Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Argentic Real Estate Finance 2 LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between JPMorgan Chase Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Citi Real Estate Funding Inc. and Wells Fargo Commercial Mortgage Securities, Inc.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Goldman Sachs Mortgage Company and Wells Fargo Commercial Mortgage Securities, Inc.
99.6	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Greystone Commercial Mortgage Capital LLC, Greystone Select Company II LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.7	Trust and Servicing Agreement, dated as of December 30, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Trimont LLC, as servicer and special servicer, and Computershare Trust Company, National Association, as certificate administrator and as trustee, relating to the issuance of the BX Trust 2025-ARIA Commercial Mortgage Pass-Through Certificates, Series 2025-ARIA.
99.8	Pooling and Servicing Agreement, dated as of December 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as a special servicer, CWCapital Asset Management LLC, as a special servicer, KeyBank National Association, as a special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Wells Fargo Commercial Mortgage Trust 2025-5C7, Commercial Mortgage Pass-Through Certificates, Series 2025-5C7.

99.9	Pooling and Servicing Agreement, dated as of February 1, 2026, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Deutsche Mortgage & Asset Receiving Corporation, Benchmark 2026-V20 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2026-V20.
99.10	Co-Lender Agreement, dated as of December 9, 2025, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-5 holder, initial note A-6 holder, initial note A-7 holder, initial note A-8 holder, initial note A-9 holder, initial note B-1 holder and initial agent, Citi Real Estate Funding Inc., as initial note A-2 holder, initial note A-10 holder, initial note A-11 holder, initial note A-12 holder, initial note A-13 holder, initial note A-14 holder and initial note B-2 holder, German American Capital Corporation, as initial note A-3 holder, initial note A-15 holder, initial note A-16 holder, initial note A-17 holder, initial note A-18 holder, initial note A-19 holder and initial note B-3 holder, and Goldman Sachs Bank USA, as initial note A-4 holder, initial note A-20 holder, initial note A-21 holder, initial note A-22 holder, initial note A-23 holder, initial note A-24 holder and initial note B-4 holder, relating to the CityCenter (Aria & Vdara) Whole Loan.
99.11	Co-Lender Agreement, dated as of January 29, 2026, by and between Citi Real Estate Funding Inc., as initial note A-1 holder and initial note A-2 holder, and Argentic Real Estate Finance 2 LLC, as initial note A-3 holder, initial note A-4 holder and initial note A-5 holder, relating to the Kirby Industrial Whole Loan.
99.12	Co-Lender Agreement, dated as of January 26, 2026, by and between Argentic Real Estate Finance 2 LLC, as initial note A-1 holder, Starwood Mortgage Capital LLC, as initial note A-2 holder, Starwood Mortgage Capital LLC, as initial note A-3 holder, and Argentic Real Estate Finance 2 LLC, as initial note A-4 holder, relating to the Cottage Cove Apartments Whole Loan.
99.13	Co-Lender Agreement, dated as of February 12, 2026, by and among Goldman Sachs Bank USA, as note A-1-1 holder, note A-1-2 holder, note A-1-3 holder, note A-1-4 holder and note A-1-5 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as note A-2-1 holder, note A-2-2 holder and note A-2-3 holder, relating to the Haven Leased Fee Portfolio Whole Loan.
99.14	Co-Lender Agreement, dated as of February 18, 2026, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, and Citi Real Estate Funding Inc., as initial note A-2 holder, relating to the 136 Madison Whole Loan.
99.15	Co-Lender Agreement, dated as of October 1, 2025, by and between Wells Fargo Bank, National Association, as note A-1 holder, note A-2 holder and note A-3 holder, and German American Capital Corporation, as note A-4 holder, relating to the Empire Mall Whole Loan.
99.16	Co-Lender Agreement, dated as of December 18, 2025, by and among German American Capital Corporation, as note A-1 holder, note A-2 holder, note A-3 holder, note A-4 holder, note A-5 holder and note A-6 holder, and JPMorgan Chase Bank, National Association, as note A-7 holder and note A-8 holder, relating to the Northshore Mall Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ Lee Green
		Name:	Lee Green
		Title:	Managing Director
Dated: February 19, 2026

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of February 17, 2026, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of March 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Deutsche Bank National Trust Company, as trustee, Computershare Trust Company, N.A., as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 18, 2026.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Wells Fargo Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Argentic Real Estate Finance 2 LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between JPMorgan Chase Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Citi Real Estate Funding Inc. and Wells Fargo Commercial Mortgage Securities, Inc.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Goldman Sachs Mortgage Company and Wells Fargo Commercial Mortgage Securities, Inc.
99.6	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Greystone Commercial Mortgage Capital LLC, Greystone Select Company II LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.7	Trust and Servicing Agreement, dated as of December 30, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Trimont LLC, as servicer and special servicer, and Computershare Trust Company, National Association, as certificate administrator and as trustee, relating to the issuance of the BX Trust 2025-ARIA Commercial Mortgage Pass-Through Certificates, Series 2025-ARIA.
99.8	Pooling and Servicing Agreement, dated as of December 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as a special servicer, CWCapital Asset Management LLC, as a special servicer, KeyBank National Association, as a special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Wells Fargo Commercial Mortgage Trust 2025-5C7, Commercial Mortgage Pass-Through Certificates, Series 2025-5C7.

99.9	Pooling and Servicing Agreement, dated as of February 1, 2026, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Deutsche Mortgage & Asset Receiving Corporation, Benchmark 2026-V20 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2026-V20.
99.10	Co-Lender Agreement, dated as of December 9, 2025, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-5 holder, initial note A-6 holder, initial note A-7 holder, initial note A-8 holder, initial note A-9 holder, initial note B-1 holder and initial agent, Citi Real Estate Funding Inc., as initial note A-2 holder, initial note A-10 holder, initial note A-11 holder, initial note A-12 holder, initial note A-13 holder, initial note A-14 holder and initial note B-2 holder, German American Capital Corporation, as initial note A-3 holder, initial note A-15 holder, initial note A-16 holder, initial note A-17 holder, initial note A-18 holder, initial note A-19 holder and initial note B-3 holder, and Goldman Sachs Bank USA, as initial note A-4 holder, initial note A-20 holder, initial note A-21 holder, initial note A-22 holder, initial note A-23 holder, initial note A-24 holder and initial note B-4 holder, relating to the CityCenter (Aria & Vdara) Whole Loan.
99.11	Co-Lender Agreement, dated as of January 29, 2026, by and between Citi Real Estate Funding Inc., as initial note A-1 holder and initial note A-2 holder, and Argentic Real Estate Finance 2 LLC, as initial note A-3 holder, initial note A-4 holder and initial note A-5 holder, relating to the Kirby Industrial Whole Loan.
99.12	Co-Lender Agreement, dated as of January 26, 2026, by and between Argentic Real Estate Finance 2 LLC, as initial note A-1 holder, Starwood Mortgage Capital LLC, as initial note A-2 holder, Starwood Mortgage Capital LLC, as initial note A-3 holder, and Argentic Real Estate Finance 2 LLC, as initial note A-4 holder, relating to the Cottage Cove Apartments Whole Loan.
99.13	Co-Lender Agreement, dated as of February 12, 2026, by and among Goldman Sachs Bank USA, as note A-1-1 holder, note A-1-2 holder, note A-1-3 holder, note A-1-4 holder and note A-1-5 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as note A-2-1 holder, note A-2-2 holder and note A-2-3 holder, relating to the Haven Leased Fee Portfolio Whole Loan.
99.14	Co-Lender Agreement, dated as of February 18, 2026, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, and Citi Real Estate Funding Inc., as initial note A-2 holder, relating to the 136 Madison Whole Loan.
99.15	Co-Lender Agreement, dated as of October 1, 2025, by and between Wells Fargo Bank, National Association, as note A-1 holder, note A-2 holder and note A-3 holder, and German American Capital Corporation, as note A-4 holder, relating to the Empire Mall Whole Loan.
99.16	Co-Lender Agreement, dated as of December 18, 2025, by and among German American Capital Corporation, as note A-1 holder, note A-2 holder, note A-3 holder, note A-4 holder, note A-5 holder and note A-6 holder, and JPMorgan Chase Bank, National Association, as note A-7 holder and note A-8 holder, relating to the Northshore Mall Whole Loan.